SETTLEMENT AGREEMENT AND MUTUAL RELEASE

     THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE ("Agreement") is made and entered into on January 4, 2001 by and among PATH 1 NETWORK TECHNOLOGIES INC., a Delaware corporation ("Path 1"), DOUGLAS A. PALMER, RONALD D. FELLMAN, JYRA RESEARCH INC., RODERICK C. H. ADAMS (the "Path 1 Parties"), LESLIE A. FELLMAN and LINDA PALMER, on the one hand, and FRANKLIN FELBER ("Felber") and Merril FELBER, on the other, who agree as follows:

     1. Recitals. This Agreement is made with reference to the following facts:

          1.1 Whereas, on September 20, 1999, Path 1 filed, and there is now pending, a lawsuit against Franklin Felber in San Diego County Superior Court (Case No. GIC 735665), for breach of oral contract, breach of fiduciary duty, breach of the covenant of good faith and fair dealing and unfair business practices, which among other things, seeks damages related to Felber's receipt of 511,280 shares of Path 1 Class A Common Stock issued to him (the "Lawsuit");

          1.2 Whereas, on November 29, 1999, Felber filed a cross-complaint against the Path 1 Parties asserting causes of action for breach of fiduciary duty, fraud, breach of the covenant of good faith and fair dealing, and misrepresentation, relating to an Option Agreement, dated January 25, 1999, Felber had entered into with Jyra Research Inc. and Path 1 (the "Cross-Complaint.");

          1.3 Whereas, on November 9, 1999, Felber filed, and there is now pending, a lawsuit against Path 1 in the Delaware Court of Chancery in and for New Castle County (Civil Action No. 17562) for indemnification and advancement of defense expenses with respect to the Lawsuit and the Cross-Complaint (the "Delaware Action"); and

          1.4 Whereas the parties desire to fully settle and compromise any and all disputes presently existing between them in accordance with the provisions of this Agreement.

     2. Obligations of Path 1.

          2.1 Deliveries by Path 1. Upon execution of this Agreement, Path 1 shall deliver or cause to be delivered to Felber:

               2.1.1 A fully executed counterpart of a Dismissal With Prejudice of all causes of action asserted against Felber in the Lawsuit, in the form attached hereto as Ex. "1".











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SETTLEMENT AGREEMENT AND MUTUAL RELEASE (Con't)

               2.1.2 An opinion from counsel for Path1 in the form attached as Ex. "2".

          2.2 Payment by Path 1. Upon execution of this Agreement, Path 1 shall deliver to Felber $300,000 by means of a check made payable to Duckor, Spradling & Metzger Trust Account.

          2.3 Escrow by Path 1. Upon execution of this Agreement, Path 1 and Felber shall open an escrow at Union Bank of California, pursuant to the terms of attached Exhibit "3", and Path 1 shall deposit into the escrow 1) $200,000 cash; 2) a certificate for 100,000 shares of class A stock in Path1 (certificate number 1); and 3) a certificate for 300,000 shares of class A stock in Path1 (certificate number 2). As to certificate number 2, at Path1's sole option it may deposit, at the opening of escrow only, cash in lieu of shares on the ratio of 1 dollar to 1 share; to the extent that cash is deposited in lieu of shares as to certificate number 2, the formulas below shall be adjusted accordingly, with any such cash to be paid out ahead of shares. The shares deposited in escrow are restricted, and will only become freely tradeable upon the terms outlined below. Once Path 1 has substituted cash for shares in certificate number 2, it may not re-substitute shares for the cash. Felber agrees not to vote such shares while they are in escrow unless Path 1 consents. From the opening of escrow until withdrawal from escrow by Felber (as defined in Section 4), no changes whatsoever shall be made to the contents of the escrow.

         2.4 Provision of Opinion Letter by Path 1 Upon execution of the final settlement agreement, counsel for Path 1 shall provide an opinion letter to Path 1's transfer agent in the form attached hereto as Exhibit 4, which will authorize the transfer, without legend, under Rule 144, beginning on the Valuation Date, of the shares represented by certificate numbers 1 and 2 (the Shares), subject to Felber providing to the transfer agent customary documents evidencing the compliance of his sale with the Requirements of Rule 144. Path 1 agrees to cooperate promptly, reasonably and fully with Felber's efforts to
sell the Shares at the maximum rate allowed by Rule 144.   Counsel for Felber
has taken steps to obtain reasonable assurance from the transfer agent that it will comply with the opinion and request described in this Section. Such reasonable assurance was a condition to this Agreement.

     3. Obligations of Felber

         3.1 Deliveries of Felber Upon execution of this Agreement, Felber shall deliver or cause to be delivered:

              3.1.1 To Path 1, a fully executed counterpart of a Dismissal With Prejudice of all of the causes of action asserted against the Path 1 Parties in the Cross-Complaint, in the form attached hereto as Ex. "5";

              3.1.2 To Path 1, a fully executed counterpart of a Dismissal With Prejudice of all of the causes of action asserted against the Path 1 Parties in the Delaware Action, in the form attached hereto as Ex. "6"; and



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SETTLEMENT AGREEMENT AND MUTUAL RELEASE (Con't)

              3.1.3 To the escrow agent, signed in blank stock powers, which will be used to transfer back to Path 1 after one year any remaining balance following withdrawal from escrow by Felber pursuant to Section 4.

         3.2 Withdrawal of Derivative Demand Felber withdraws his pre-suit derivative demand contained in the letter of February 24, 2000 from Scott Metzger to Michael A. Sherman and covenants not to, directly or indirectly, re-submit such demand, and also covenants not to encourage others to do so.

         3.3 Sale of Jyra Stock Upon execution of this Agreement, Felber shall sell all his shares of Jyra Research Inc. stock and shall not thereafter become a shareholder of Jyra.

     4. Withdrawal from Escrow by Felber: On January 10, 2002, which will be the 371st day following execution of the Agreement (the "Valuation Date"), Felber shall have the right to withdraw from escrow as follows:

          4.1 If on the Valuation Date, the Valuation (as defined in Section 4.6) is between $6.00 and $10.99 per share, then Felber shall be entitled to receive certificate number 1 and the remaining balance in the escrow will revert to Path 1 without payment by Path1.

          4.2 If on the Valuation Date, the Valuation (as defined in Section 4.6) is between $5.99 and $4.00 per share, then Felber shall be entitled to receive certificate number 1 and an amount of cash sufficient to make the value of the withdrawal $600,000 as of the Valuation Date. All remaining balances in the escrow will revert to Path1 without payment by Path1.

          4.3 If on the Valuation Date, the Valuation (as defined in Section 4.6) is between $3.99 and $1.00 per share, then Felber shall be entitled to receive certificate number 1, $200,000 cash, and a number of shares needed to make the value of the withdrawal $600,000 based on the valuation. All remaining balances in the escrow will revert to Path1 without payment by Path1.

          4.4 If on the Valuation Date, the Valuation (as defined in Section 4.6) is less than $1.00 per share, then Felber shall receive everything in the escrow.

          4.5 If on the Valuation Date, the Valuation (as defined in Section 4.6) is greater than $11.00 per share, then Felber shall receive that number of shares, which when multiplied by the Valuation, have a total value of $1,100,000. All remaining balances in the escrow will revert to Path 1 without payment by Path 1.

          4.6 The "Valuation" shall be the average closing price of Path1 stock in the 30 trading days immediately preceding the Valuation Date, provided that if all of the outstanding shares of Path1 are acquired prior to the Valuation Date, then the amount paid per share by the acquirer shall be the Valuation.





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SETTLEMENT AGREEMENT AND MUTUAL RELEASE (Con't)

          4.7 Felber is not entitled to interest on any of the monies contemplated to be paid under this Agreement. Interest on the money deposited in escrow shall accrue for the benefit of Path 1.

     5. Mutual General Release.

          5.1 Effective as of the date of this Agreement, and except for the rights and obligations of the parties under this Agreement or any of the documents delivered in connection with this Agreement, the Path 1 Parties and Leslie A. Fellman and Linda Palmer, on the one hand, and Franklin Felber and Merril Felber, on the other hand, each on behalf of themselves and all persons who may claim by, through or under them, hereby fully and forever releases and discharges the other, and the other's past or present shareholders, directors, officers, employees, agents, attorneys, insurers, successors, assigns, heirs and executors, from any and all rights, claims, debts, contracts, liabilities, demands, obligations, costs, charges, accounts, attorneys' fees, costs, expenses, damages, actions and causes of action, of any kind or nature whatsoever, which the releasor either had or now has or may hereafter claim to have against the releasee by reason of any matter or thing whatsoever occurring prior to the date hereof. The claims hereby released include, by way of example and not by limitation, all claims directly or indirectly arising out of, resulting from or relating in any way to the subject matter of the Lawsuit, the Delaware Action, or the Cross-Complaint including but not limited to the filing, maintenance or prosecution of the Lawsuit, the Delaware Action, or the Cross-Complaint.

          5.2 The foregoing mutual release constitutes a general release and shall extend to all claims of every nature and kind whatsoever, known or unknown, suspected or unsuspected, including, but not limited to, any claims based on contract, tort, statute, breach of duty, bad faith, negligence, or any other theory of liability.

          5.3 The Path 1 Parties and Leslie A. Fellman and Linda Palmer, on the one hand, and Felber and Merril Felber, on the other hand, have been fully advised by their counsel of the content of, and each explicitly waive any and all rights which each may have under the provisions of California Civil Code section 1542, which section reads as follows:

               A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

     6. Covenant Not to Sue. Effective as of the date of this Agreement, the Path 1 Parties and Leslie A. Fellman and Linda Palmer, on the one hand, and Felber and Merril Felber, on the other hand, each agrees to forever refrain and forebear from commencing, voluntarily assisting, instituting or prosecuting any litigation, action, arbitration, administrative or other proceeding of any kind against the other directly or indirectly arising out of, resulting from or relating in any way to the subject matter of the release contained in Section 5.

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SETTLEMENT AGREEMENT AND MUTUAL RELEASE (Con't)

     7. No Liability Admitted. Each of the parties explicitly acknowledges and agrees that this Agreement represents a settlement of disputed claims and that by entering into this Agreement, no party admits or acknowledges the existence of any liability or wrongdoing. The provisions of this Agreement shall not be construed as an admission of liability or wrongdoing by any party.

     8. Advice of Counsel. In executing this Agreement, each party represents and warrants to the other that he, she or it has relied upon the legal advice of his, her or its own attorney, that the provisions of this Agreement have been completely read and explained by his, her or its attorney, and that the provisions of this Agreement are fully understood and voluntarily accepted by him, her or it.

     9. Representations, Warranties and Agreements.   In addition to the
representations, warranties and Agreements contained elsewhere in this Agreement, the Path 1 Parties, on the one hand, and Felber on the other hand, each hereby represents and warrants to and agrees with the others as follows:

          9.1 This Agreement and the execution, delivery and performance hereof by them (a) have been duly authorized and approved by all necessary action on their part and (b) do not require the consent or approval of any other person.

          9.2 Except for the assignment of claims by Douglas A. Palmer and Ronald D. Fellman to Path 1 (all of whom are parties to this Agreement), none of the parties have heretofore assigned, transferred or pledged, or purported to assign, transfer or pledge, voluntarily, involuntarily or by operation of law, to any person, any interest in any of the claims released by them under
Section 5.

          9.3 To protect, defend, indemnify and hold harmless the other parties from and against any and all claims, losses, damages, liabilities and expenses, including attorneys' fees, arising from or on account of any or failure to perform any of their covenants or Agreements contained in this Agreement

     10.        General Provisions.

         10.1 Attorneys' Fees. In any action or proceeding (including, but not limited to, arbitration, appellate and bankruptcy proceedings) arising out of or relating to this Agreement or to the subject matter, enforcement or breach hereof, the prevailing party shall be entitled to reasonable attorneys' fees, costs and expenses (including, but not limited to, litigation expenses such as expert witness fees, copying costs and postage, delivery, telephone and telecopying charges). This provision applies to this entire Agreement and shall survive any resulting judgement, which the parties agree shall contain an explicit provision that attorneys' fees incurred in enforcing the judgement shall be included as costs collectible by the prevailing party judgement creditor.






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
SETTLEMENT AGREEMENT AND MUTUAL RELEASE (Con't)

          10.2 Integration. This Agreement is intended to be and constitutes the final, complete and exclusive Agreement between the parties regarding the subject matter of this Agreement and all prior or contemporaneous agreements (including the Binding Agreement of Principal Terms), understandings, representations and statements, oral or written, are merged into and superseded by this Agreement. No parol or extrinsic evidence of any kind and no course of dealing or usage of trade or course of performance shall be used to vary, contradict, supplement or add to the terms of this Agreement.

          10.3 Amendment. No amendment, modification, termination or waiver of this Agreement or any of its provisions shall be valid unless the same is in writing and signed by the party against which such amendment, modification, termination or waiver is sought to be enforced.

          10.4 Waiver. No waiver of any breach of any provision or condition of this Agreement shall be deemed a waiver of a breach of a similar or dissimilar provision or condition at the same time or any prior or subsequent time or of the provision or condition itself.

          10.5 Time of Essence. Time is of the essence of this Agreement and each of its provisions in which a time for performance is specified.

          10.6 Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors, assigns and
legal representatives.   Except as otherwise stated in this Agreement, no other
party shall have any rights under or be deemed a beneficiary of this Agreement.

         10.7 Cooperation. Each party shall execute and deliver or cause to be executed and delivered such further instruments and documents and shall take such further action as may be reasonably required to effectuate the provisions of this Agreement.

          10.8 Survival. All representations, warranties, covenants and Agreements contained in this Agreement shall survive the execution and delivery hereof, the Closing and any and all performances in accordance with this Agreement.

          10.9 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

          10.10 Jurisdiction and Venue. The parties hereby irrevocably consent and submit to the exclusive jurisdiction of the state and federal courts located in San Diego County, California in connection with any action or proceeding arising out of or relating to this Agreement.

          10.11 Warranty of Authority. The persons signing this Agreement represent and warrant that they have the requisite authority to bind the parties on whose behalf they are signing.

SETTLEMENT AGREEMENT AND MUTUAL RELEASE (Con't)

          10.12 Rules of Construction. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or
interpretation of this Agreement.   References to a section without further
attribution shall refer to the sections of this Agreement. When indicated by the context, each number, both singular and plural, includes all numbers, and each gender includes all genders. As used herein, the terms "include," "including" and similar terms shall be construed as if followed by the words "without limitation"; the term "person" includes natural person, firm, partnership, corporation, limited liability company, association and any other private or public entity; and the term "provisions" shall be construed as if followed by the words "covenants, Agreements, representations, warranties, indemnities, terms and/or conditions."

          10.13 Severability. If any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and any such unaffected provisions shall be enforceable to the fullest extent possible, and this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

          10.14 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

         10.15 Interpretation of Agreement. This Agreement has been negotiated at arm's length and each party has been represented by independent legal counsel of his own choice and representing his own interests. Accordingly, any rule of law (including, but not limited to, California Civil Code Section 1654) or legal decision that would require interpretation of any ambiguities in this Agreement against the party that has drafted it is not applicable and is waived.

          10.16 Equitable Remedies. The parties agree that they would be irreparably damaged if the provisions of this Agreement were not capable of being specifically enforced. Accordingly, the parties agree that the provisions of this Agreement shall be specifically enforceable, that any violation of any provision of this Agreement may be enjoined or restrained and that such equitable relief shall not in any way limit or deny any other remedy which the parties may have under this Agreement or at law.

          10.17 Effectiveness of Agreement. This Agreement shall become effective when it has been executed and delivered by all of the parties hereto. Facsimile signatures and delivery by facsimile transmission shall be valid and effective.

SETTLEMENT AGREEMENT AND MUTUAL RELEASE (Con't)

    IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.


Signatures to Follow:


PATH 1 NETWORK TECHNOLOGIES INC.,
a Delaware corporation


By:  /s/ Michael Elliott
     ---------------------
     Michael Elliott, CEO


JYRA RESEARCH INC.


By:     /s/ Robin Elsom
      --------------------
        Robin Elsom


      /s/ Ronald D. Fellman             /s/ Franklin Felber
      ---------------------             ---------------------
      Ronald D. Fellman, an individual  Franklin Felber, an individual


      /s/ Douglas A. Palmer             /s/ Merril Felber
      ---------------------             ---------------------
      Douglas A. Palmer, an individual  Merril Felber, an individual


      /s/ R H Adams
      ---------------------
      Roderick C. H. Adams, an individual


      /s/ Leslie A. Fellman
      ---------------------
      Leslie A. Fellman, an individual


      /s/ Linda Palmer
      ---------------------
      Linda Palmer, an individual

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SETTLEMENT AGREEMENT AND MUTUAL RELEASE (Con't)

APPROVED AS TO FORM:


      DUCKOR, SPRADLING & METZGER

      By: /s/ Scott L. Metzger
      ------------------------
      Scott L. Metzger
      Attorneys for Franklin Felber and Merril Felber


      ALSCHULER GROSSMAN STEIN & KAHAN  LLP

      By: /s/ Michael A. Sherman
      -------------------------
      Michael A. Sherman
      Attorneys for Path 1 Network Technologies, Inc.,
      Ronald D. Fellman, Douglas A. Palmer, Leslie A.
      Fellman and Linda Palmer


      PEPPER HAMILTON LLP

      By: /s/ M Duncan Grant
      -------------------------
      M. Duncan Grant
      Attorneys for the Jyra Research Inc. and
      Roderick C. H. Adams

                              EXHIBIT 1
_______________________________________________________________________________
ATTORNEY OR PARTY WITHOUT ATTORNEY (Name and Address):    Telephone No.:
                                                          (310) 277-1226
Michael Sherman, Jonathan Gluck (#094783, #167266)
Alschuler Grossman Stein & Kahan
2049 Century Park East
Thirty-Ninth Floor
Los Angeles, CA  90067-3213
BAR# 094783
ATTORNEY FOR (Name):  Plaintiff
_______________________________________________________________________________
           SUPERIOR COURT OF CALIFORNIA, COUNTY OF SAN DIEGO
_______________________________________________________________________________
PLAINTIFF/PETITIONER: PATH 1 NETWORK TECHNOLOGIES INC.

DEFENDANT/RESPONDENT: MICHAEL BERNS, et al.
_______________________________________________________________________________
                     REQUEST FOR DISMISSAL                 )   Case Number:
                                                           )    GIC 735665
___ Personal injury, Property Damage, or Wrongful Death    )
        ___ Motor Vehicle              ___ Other           )
___ Family Law                                             )
___ Eminent Death                                          )
_X_ Other (specify): Breach of contract; breach of fiduciary duty
_______________________________________________________________________________
A conformed copy will not be returned by the clerk unless a method of return is provided with the document.
_______________________________________________________________________________
1.  TO THE CLERK:  Please dismiss this action as follows:
     a.  (1) _X_ With prejudice              (2) ___ Without prejudice
     b.  (1) _X_ Complaint                   (2) ___ Petition
         (3) _X_ Cross-complaint filed by (name): Franklin Felber on (date):
                                                                   11/29/99
         (4) ___ Cross-complaint filed by (name):                on (date):
         (5) _X_ Entire action of all parties and all causes of action
         (6) ___ Other (specify):

Date: January 16, 2001

Jonathan Gluck
- -------------------
(Type or print name of _X_ Attorney ___ Party without Attorney


- -------------------
(Signature)
Attorney or party without attorney for:
Path 1 Network Tech., Inc.
_X_ Plaintiff/Petitioner ___ Defendant/Respondent
___ Cross-complaint
_______________________________________________________________________________

                              EXHIBIT 1 (Con't)

2.  TO THE CLERK: Consent to the above dismissal is hereby given.
Date: January 16, 2001

R. Anthony Mahavier
- ---------------------
(Type or print name of _X_ Attorney ___ Party without Attorney


- ---------------------
(Signature)
Attorney or party without attorney for:
Franklin Felber
_X_ Plaintiff/Petitioner ___ Defendant/Respondent
___ Cross-complaint
_______________________________________________________________________________
(To be completed by clerk)
3. _X_ Dismissal entered as requested on (date):  1-16-01
4. ___ Dismissal entered on (date):                      as to only (name):
5. ___ Dismissal not entered as requested for the following reasons (specify):

6. _X_ a. Attorney or party without attorney notified on (date):  1-16-01
       b. Attorney or party without attorney not notified. Filing party failed to provide
          ___  a copy to conform  ___ means to return conformed copy
                                                           STEPHEN THUNBERG
                                                     CLERK OF THE SUPERIOR
COURT

Date:  1-16-01                               Clerk by               , Deputy
                                                     ----------------
_______________________________________________________________________________
                            REQUEST FOR DISMISSAL

                               EXHIBIT 2

BROBECK PHLEGER & HARRISON LLP, Attorneys at Law
12390 El Camino Real
San Diego, CA  92130-2081
Telephone: (858) 720-2500
Facsimile: (858) 720-2555

January 10, 2001

Franklin Felber
13472 Calle Colina
Poway, CA  92064

     Re: Path 1 Network Technologies Inc.

Dear Mr. Felber:

     We are general outside counsel to Path 1 Network Technologies Inc., a Delaware corporation (the "Company"). This letter is delivered to you pursuant to Section 2.1.2 of the Settlement Agreement and Mutual Release dated January 4, 2001 among you, the Company and others (the "Agreement").

     We are of the opinion as of the date hereof that shares of Class A Common Stock of the Company issued to you pursuant to the Agreement and released to you from escrow more than one year after such issuance may be sold thereafter by you in the public market under Rule 144 assuming the following conditions are met at the time of the sale:

     1. You file a Form 144, covering the sale, with the SEC upon or before placing your sell order, in compliance with Rule 144(h) and (i).

     2. You sell in compliance with the manner-of-sale requirement of Rule 144(f) and (g).

     3. The Company is in compliance at the time of the sale with the current public information requirement of Rule 144(c).

     4. Your sale, together with all Rule 144 sales by you in the preceding three months, does not exceed the volume limitation of Rule 144(e).
        Please note, the number of shares may be such that you cannot sell them all at once (or in a single three-month period) under Rule 144(e).

     5. You have not maintained any short or put position in the Company stock.

                               EXHIBIT 2 (Con't)

     This opinion letter is rendered as of the date first written above solely for your benefit in connection with the Agreement and may not be delivered to, quoted or relied upon by any person other than you, or for any other purpose, without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Agreement, the shares or the Company. We assume no obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinion expressed herein.

                                   Very truly yours,




                                   BROBECK, PHLEGER & HARRISON LLP


HJT: clk

                                   EXHIBIT 3


                               ESCROW AGREEMENT


                               January 4, 2001


Mr. Rene Torres
Union Bank of California, N.A.
120 South San Pedro St., Suite #400
Los Angeles, CA 90012


     RE: Deposit of Cash, Stock and Documents Pursuant to Settlement
         Agreement in the Matter of Path 1 Network Technologies, Inc.
         v. Berns, et al. San Diego Superior Court Case No. GIC 735665

Dear Mr. Torres:

     This letter shall constitute joint escrow instructions to you (the "Escrow Agent") from Path 1 Network Technologies, Inc. ("Path 1") and Franklin Felber ("Felber") in connection with the deposit by Path 1 and Felber in to escrow of various documents, as contemplated by the settlement agreement ("Settlement Agreement"), settling the matters of Path 1 Network Technologies, Inc. v. Berns, et al., San Diego Superior Court Case No. GIC 735665, and Michael Berns, James Berns and Franklin Felber v. Path 1 Network Technologies, Inc., in the Court of Chancery of the State of Delaware in and for New Castle County, Civil Action 17562-NC.

A.   Deliveries into Escrow The following have been delivered to you:

     1.  Path 1 Deliveries

         a. $200,000.00 cash, which shall be invested in Provident T-Fund Cash Management Shares and earnings thereon shall accrue for the benefit of Path 1, which will supply a completed IRS Form W9 to Escrow Agent.
         b. A certificate for 100,000 shares of class A stock in Path 1 ("Certificate 1").
         c. A certificate for 300,000 shares of class A stock in Path 1 ("Certificate 2").

     2.  Felber Deliveries

        a. Two (2) signed in blank stock powers, which will be used to transfer back to Path 1 after one year any remaining balance following withdrawal from escrow by Felber pursuant to Section C below.

B.   Deposits of Cash in Lieu of Shares

                                   EXHIBIT 3 (Con't)

As to Certificate No. 2, at Path 1's sole option it may deposit, at the opening of escrow only, cash in lieu of shares on the ratio of 1 dollar to 1 share; to the extent that cash is deposited in lieu of shares as to Certificate No. 2, the formulas below in paragraph C shall be adjusted accordingly, with any such cash to be paid out ahead of shares.. (Any such cash shall be invested as set forth in section A(1)(a) / or be held un invested). From the opening of escrow until withdrawal from escrow by Felber (as defined in Section C), no changes whatsoever shall be made to the contents of the escrow. Once Path 1 has substituted cash for shares in Certificate No. 2, it may not re substitute shares for the cash

C.    Withdrawal from Escrow by Felber

On January 10, 2002 which will be the 371st day following execution of the Settlement Agreement (the "Valuation Date"), Felber shall have the right to withdraw from escrow as follows:

      1. If on the Valuation Date, the Valuation (as defined in paragraph C6 below) is between $6.00 and $10.99 per share, then Felber shall be entitled to receive certificate number 1 and the remaining balance in the escrow will revert to Path 1 without payment by Path 1.

      2. If on the Valuation Date, the Valuation (as defined in paragraph C6 below) is between $5.99 and $4.00 per share, then Felber shall be entitled to receive certificate number 1 and an amount of cash sufficient to make the value of the withdrawal $600,000.00 as of the Valuation Date. All remaining balances in the escrow will revert to Path 1 without payment by Path 1.

      3. If on the Valuation Date, the Valuation (as defined in paragraph C6 below) is between $3.99 and $1.00 per share, then Felber shall be entitled to receive certificate number 1, $200,000.00 cash, and a number of shares needed to make the value of the withdrawal $600,000.00 based on the valuation. All remaining balances in the escrow will revert to Path 1 without payment by Path 1.

      4. If on the Valuation Date, the Valuation (as defined in paragraph C6 below) is less than $1.00 per share, then Felber shall receive everything in the escrow.

      5. If on the valuation Date, the Valuation (as defined in paragraph C6 below) is greater that $11.00 per share, then Felber shall receive that number of shares, which when multiplied by the Valuation, have a total value of $1,100,000.00. All remaining balances in the escrow will revert to Path 1 without payment by Path 1.

      6. Felber shall exercise his rights by providing written notice to the Escrow Agent with a copy to Path 1. Such notice shall state that Felber is entitled to withdraw from the escrow pursuant hereto, the basis for such withdrawal (through reference to paragraph 1 - 5 above), and include payment instructions.

                                   EXHIBIT 3 (Con't)

      7. The "Valuation" shall be the average closing price of Path 1 stock in the 30 trading days immediately preceding the Valuation Date. The Escrow Agent may calculate the Valuation based on any computer pricing service it may use and such calculation shall be conclusive and binding on the parties. The valuation shall be determined by the Escrow Agent on the 366th day, and Escrow Agent shall immediately notify Felber and Path 1 of the Valuation. If all of the outstanding shares of Path 1 are acquired prior to the Valuation Date, then the amount paid per share by the acquirer shall be the Valuation.

         All notices and instructions provided for or permitted hereunder shall be in writing and shall be deemed given if delivered personally (including delivery by an express delivery service or facsimile transmission during the recipient's regular business hours) or mailed, by certified or registered mail, return receipt requested, with postage prepaid and addressed to the parties hereto as follows:

     If to Path 1             Path 1 Network Technologies, Inc.
                              Address:
                              Attn:
                              Telephone Number
                              Facsimile Number

     If to Felber:            Franklin Felber
                              Address:
                              Telephone Number
                              Facsimile Number

     If to Escrow Agent:      Union Bank of California, N.A.
                              120 S. San Pedro St., Suite #400
                              Los Angeles, CA 90012
                              Attn: Rene Torres
                              Tel # 213 / 972-5675
                              Fax # 213 / 972-5694

                                   EXHIBIT 3 (Con't)

Please acknowledge your receipt of the Documents listed in Paragraph A above, as this escrow will not become effective until all items have been deposited into escrow. In addition, please confirm your agreement to comply with the foregoing instructions by signing below in the space provided and returning a copy of the letter to each of the parties to the escrow. The Escrow Agent's acceptance of the escrow is subject to and conditioned upon the parties agreement to the attached Exhibit "A" which is incorporated by reference herein and execution of this letter constitutes such agreement including without limitation, agreement to the terms of Exhibit "B" hereto.

Very truly yours,

PATH 1 NETWORK TECHNOLOGIES, INC.


By:
    ---------------------
    Michael Elliot, CEO


DR.  FRANKLIN FELBER


By:
    ---------------------
    Franklin Felber


Agreed:
UNION BANK OF CALIFORNIA, N.A.


By:
    ----------------------
    Rene Torres, Trust Officer

                               EXHIBIT "A"

                         ESCROW AGENT PROVISIONS


1.   Compensation

Escrow Agent shall receive compensation for its services in accordance with Exhibit B attached hereto. Such compensation shall be paid by Path 1.

2.   Resignation or removal of Escrow Agent.

Escrow Agent may resign on 30 days' notice to Path 1 and Felber. Path 1and Felber may jointly agree to remove Escrow Agent on 30 days' notice to all parties hereunder. Upon receipt of such notice, Felber and Path 1 shall appoint a successor Escrow Agent in writing delivered to Escrow Agent. Thereupon, Escrow Agent shall deliver all assets in its custody to such successor Escrow Agent and all responsibility of Escrow Agent under this Agreement shall terminate; provided, however, Escrow Agent's obligations under this Agreement shall not terminate until delivery of the assets to the successor Escrow Agent. If the parties fail to appoint a successor Escrow Agent, the Escrow Agent shall deliver all assets in its custody as both Path 1 and Felber shall instruct in writing or, in the absence of such joint instruction to a court of competent jurisdiction.

3.   Right to retain independent counsel and bring suit.

Escrow Agent may consult with independent legal counsel in the event of any dispute or questions as to the construction of any of the provisions hereof or its duties hereunder and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel. Escrow Agent shall notify Path 1 and Felber when it intends to consult with such independent legal counsel. Escrow Agent shall have the right to file legal proceedings, including an interpleader, to determine the proper disposition of assets hereunder, all costs thereof constituting an expense of administration of this Agreement.

4.   Indemnification of Escrow Agent by principal.

Path 1 and Felber jointly and severally agree to indemnify and hold nEscrow Agent, its officers, directors, employees and agents (collectively "Indemnified Parties") harmless from all loss, cost, damages, expenses, liabilities, judgments and attorneys' fees (including without limitation, allocated costs of in-house counsel) suffered or incurred by the Indemnified Parties or any of them arising out of or in connection with this Agreement, except that this indemnity obligation shall not apply in the event of the gross negligence or willful misconduct of the Indemnified Parties or any of them. This indemnity obligation shall survive termination of this Agreement and resignation or removal of the Escrow Agent

                               EXHIBIT "A" (Con't)

5.   Right to rely upon notices as genuine.

Escrow Agent shall not be responsible for the sufficiency of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

6.   Duties limited to those expressly set forth.

The duties and responsibilities of Escrow Agent shall be limited to those expressly set forth in this Escrow Agreement With the exception of this Agreement, Escrow Agent is not responsible for, or chargeable with knowledge of, any terms or provisions contained in either the underlying agreement referred to in this Agreement or any other separate agreements and understandings between the parties. The Escrow Agent shall not be liable for the accuracy of any calculations or the sufficiency of any funds for any purpose. The Escrow Agent shall not have any liability under this Escrow Agreement except to the extent of its own gross negligence or wilful misconduct. In no event shall the Escrow Agent be liable for any special, indirect or consequential damages.

Escrow Agent is authorized, in its sole discretion, to disregard any and all notices or instructions given by Path 1 or Felber or by any other person, firm or corporation, except such notices or instructions as are specifically provided for herein.


7.   Right to non-perform in case of dispute.

In the event of any disagreement between Path 1 and Felber, or between them and any other person, resulting in adverse claims or demands being made in connection with the assets hereunder, or in the event that Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, Escrow Agent may, at its option, refuse to comply with any claims or demands or it may refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of Path 1 and Felber shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubt resolved by agreement between Path 1 and Felber and the Escrow Agent shall have been notified thereof in writing signed by or on behalf of all such persons. The rights of Escrow Agent under this paragraph are in addition to all other rights which it may have by law or otherwise.

                               EXHIBIT "A" (Con't)

8.   Authorization

The execution, delivery of and performance under this Agreement by Path
1 and Felber have been duly authorized by all necessary and appropriate action. The names, titles and signatures of the persons authorized to deliver notices To Escrow Agent on behalf of Path 1 are attached as Exhibit ACA hereto. Either party may, by written notice to Escrow Agent, add or delete authorized signatures.

9.   Governing Law

     This Escrow Agreement shall be governed by and construed in conformity with California law.

10.   Termination

     If Escrow Agent has not received notice of termination of this Agreement from Path 1 and Felber or received the instructions specified herein for distribution of the escrow assets, within 15 months from the date hereof, Escrow Agent shall deliver the assets jointly to Path 1 and Felber or as instructed in writing jointly by Path 1 and Felber.

                                     EXHIBIT "B"

                           UNION BANK OF CALIFORNIA, N.A.
                             Corporate Trust Department

                      SCHEDULE OF FEES FOR ESCROW AGENT SERVICES
                              Escrow Agreement among
                         Path 1 Network Technologies, Inc.,
                                  Franklin Felber
                                        And
                            Union Bank of California, N.A.

Acceptance and Set-Up Fee:                               $1,000.00
(Due and payable on closing date)
Annual Escrow Administrative Fee:                        $3,000.00
(First year's fee is payable and due on closing date)
Legal Counsel Fee:                                       Waived
(Use of Union Bank of California in-house counsel)
Transactions Charges:
        Disbursement / wires                             $   35.00
        Investments (per sale/purchase/transfer)         $   60.00

Out-of-Pocket Expenses:                                  As Invoiced

Termination Fee                                          By Appraisal


Accepted By:


_____________________________________           __________________
                Name & Title                                            Date


_____________________________________           __________________
                Name & Title                                            Date


Fees subject to acceptance and review by Union Bank of California, N.A. of all documents pertaining to this issue.

                                   EXHIBIT 4

BROBECK PHLEGER & HARRISON LLP, Attorneys at Law
12390 El Camino Real
San Diego, CA  92130-2081
Telephone: (858) 720-2500
Facsimile: (858) 720-2555

January 16, 2001

Registrar & Transfer Company
10 Commerce Drive
Cranford, NJ  07016
Attention: Toby Moldave

     Re: Path 1 Network Technologies Inc.

Ladies and Gentlemen:

     We are legal counsel to Path 1 Network Technologies Inc. (the "Company").

     Share certificates in favor of Franklin Felber, representing 100,000 and 300,000 unregistered shares of Class A Common Stock of the Company, have today been placed in escrow and will be held in the escrow for approximately one year. At the end of the year, depending on the stock price performance of the Company, some of these shares may be repurchased by the Company; and if they are, the remaining shares may be evidenced by a successor certificate or certificates. In any event, all of such non-repurchased shares (the "Shares") will be evidenced by stock certificates bearing customary Securities Act restrictive legends and will be released from escrow to Mr. Felber in approximately one year.

    The purpose of this letter is to anticipate potential Rule 144 sales by Mr. Felber after such release of the Shares from escrow, and his submission to you of the Shares for Rule 144 transfer (free of restrictive legend) into street name upon such sale. To settle litigation, Mr. Felber has required that his Rule 144 transfers not be at risk of frustration through noncooperation by the Company or its counsel. Accordingly, this letter is delivered to you in advance and is irrevocable.

     We have reviewed the relevant facts and law relevant to compliance of such anticipated sale(s) of Shares with Rule 144. Based on this review, we have concluded that subject to the conditions below the sales(s) of the Shares are exempt from the registration requirement of the Securities Act by virtue of Rule 144, and, accordingly, you are authorized to transfer the sold Shares into street name (free of restrictive legend) as so requested:

     Condition 1. You shall have found the instrument(s) of transfer to be in order.

     Condition 2. You shall have received from Mr. Felber's stockbroker a written representation that the sale(s) were actually made on or after January 5, 2002.

                                   EXHIBIT 4 (Con't)

     Condition 3. You shall have received from Mr. Felber's stockholder a (signed) customary Rule 144 broker's representation letter pertaining to the sale(s) including a copy of Form 144 as filed, and the Form 144 shall appear on its face to anticipate the sale(s) as actually made.

     Condition 4. You shall have received from Mr. Felber a (signed) customary Rule 144 seller's broker letter pertaining to the sale(s).

     Condition 5. The number of Shares sold in the sale do not, when combined with all Rule 144 sales by Mr. Felber (of which you are aware) in the then preceding three months, exceed the greater of (a) 1% of the then outstanding Class A Common Stock of the Company as shown on your records, or (b) the average weekly trading volume, as shown on the Form 144 and as verified by you from readily available public sources, for the four calendar weeks immediately before the filing of the Form 144. Please note, the number of Shares released from escrow may exceed the number which is 1% of the Company's outstanding Class A Common Stock as of today or as of the sale date.

     Any stock certificates for Share not so transferred under Rule 144 should, when issued to Mr. Felber or to his non-Rule 144 transferees, bear a Securities Act restrictive legend.

     Please give me a call if you have any questions or if I can be of further assistance.

                                       Very truly yours,


                                       --------------------
                                       Hayden Trubitt


HJT:clk

                                 EXHIBIT 5

_______________________________________________________________________________
ATTORNEY OR PARTY WITHOUT ATTORNEY (Name and Address):    Telephone No.:
                                                          (310) 277-1226
Michael Sherman, Jonathan Gluck (#094783, #167266)
Alschuler Grossman Stein & Kahan
2049 Century Park East
Thirty-Ninth Floor
Los Angeles, CA  90067-3213
BAR# 094783
ATTORNEY FOR (Name):  Plaintiff
_______________________________________________________________________________
           SUPERIOR COURT OF CALIFORNIA, COUNTY OF SAN DIEGO
_______________________________________________________________________________
PLAINTIFF/PETITIONER: PATH 1 NETWORK TECHNOLOGIES INC.

DEFENDANT/RESPONDENT: MICHAEL BERNS, et al.
_______________________________________________________________________________
                     REQUEST FOR DISMISSAL                 )   Case Number:
                                                           )    GIC 735665
___ Personal injury, Property Damage, or Wrongful Death    )
        ___ Motor Vehicle              ___ Other           )
___ Family Law                                             )
___ Eminent Death                                          )
_X_ Other (specify): Breach of contract; breach of fiduciary duty
_______________________________________________________________________________
A conformed copy will not be returned by the clerk unless a method of return is provided with the document.
_______________________________________________________________________________
1.  TO THE CLERK:  Please dismiss this action as follows:
     a.  (1) _X_ With prejudice              (2) ___ Without prejudice
     b.  (1) _X_ Complaint                   (2) ___ Petition
         (3) _X_ Cross-complaint filed by (name): Franklin Felber on (date):
                                                                   11/29/99
         (4) ___ Cross-complaint filed by (name):                on (date):
         (5) _X_ Entire action of all parties and all causes of action
         (6) ___ Other (specify):

Date: January 16, 2001

Jonathan Gluck
- -------------------
(Type or print name of _X_ Attorney ___ Party without Attorney


- -------------------
(Signature)
Attorney or party without attorney for:
Path 1 Network Tech., Inc.
_X_ Plaintiff/Petitioner ___ Defendant/Respondent
___ Cross-complaint
_______________________________________________________________________________

                                 EXHIBIT 5 (Con't)

2.  TO THE CLERK: Consent to the above dismissal is hereby given.
Date: January 16, 2001

R. Anthony Mahavier
- ---------------------
(Type or print name of _X_ Attorney ___ Party without Attorney


- ---------------------
(Signature)
Attorney or party without attorney for:
Franklin Felber
_X_ Plaintiff/Petitioner ___ Defendant/Respondent
___ Cross-complaint
_______________________________________________________________________________
(To be completed by clerk)
3. _X_ Dismissal entered as requested on (date):  1-16-01
4. ___ Dismissal entered on (date):                      as to only (name):
5. ___ Dismissal not entered as requested for the following reasons (specify):

6. _X_ a. Attorney or party without attorney notified on (date):  1-16-01
       b. Attorney or party without attorney not notified. Filing party failed to provide
          ___  a copy to conform  ___ means to return conformed copy
                                                           STEPHEN THUNBERG
                                                     CLERK OF THE SUPERIOR
COURT

Date:  1-16-01                                Clerk by               , Deputy
                                                      ----------------
_______________________________________________________________________________
                            REQUEST FOR DISMISSAL

                                EXHIBIT 6

             IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
                      IN AND FOR NEW CASTLE COUNTY

MICHAEL BERNS, JAMES BERNS         )
and FRANKLIN FELBER,               )
                                   )
       Plaintiffs,                 )
                                   )
       v.                          )   Civil Action 17562-NC
                                   )
PATH 1 NETWORK                     )
TECHNOLOGIES INC.,                 )
                                   )
       Defendant.                  )

                    STIPULATION OF DISMISSAL OF CLAIMS BY
                       FRANKLIN FELBER WITH PREJUDICE

     IT IS HEREBY STIPULATED AND AGREED by the parties to this action, acting through their undersigned counsel on this 16th day of January, 2001, pursuant to Rule 41(a)(1)(ii) of the Court of Chancery Rules, that the claims asserted in this action by plaintiff Franklin Felber shall be, and they are hereby, DISMISSED WITH PREJUDICE. Because the claims asserted by plaintiffs Michael Berns and James Berns were already dismissed with prejudice by stipulation filed on April 13, 2000, the dismissal of plaintiff Franklin Felber's claims through this stipulation means that this entire action has been concluded.




- -------------------------                         ---------------------------
Henry A. Heiman                                   M. Duncan Grant
Susan E. Kaufman                                  Andrea B. Unterberger
Heiman, Aber, Goldlust & Baker                    Pepper Hamilton LLP
First Federal Plaza, Suite 600                    Suite 1600, 1201 Market
Street
P.O. Box 1675                                     P.O. Box 1709
Wilmington, DE  19899-1675                        Wilmington, DE  19899-1709
302.658.1800                                      302.777.6500
Attorneys for Plaintiffs                          Attorneys for Defendant